Exhibit 99.1

SPECIAL MEETING OF STOCKHOLDERS OF

IMPAX LABORATORIES, INC.

[●], 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, the combined proxy statement/prospectus and proxy card are available at http://www.[●]

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach along perforated line and mail in the envelope provided.

∎ 00030303300000000000 9

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMBINATION PROPOSAL, “FOR” THE COMPENSATION PROPOSAL,
“FOR” THE 2018 PLAN PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN

1.     To adopt the Business Combination Agreement, dated October 17, 2017, by and among Amneal Pharmaceuticals LLC, Atlas Holdings, Inc., K2 Merger Sub Corporation and Impax Laboratories, Inc. (“Impax”) and approve the transactions contemplated thereby (the “Combination”) (the “Combination Proposal”).

			☐	☐	☐

		2. To approve, by non-binding advisory vote, the compensatory arrangements between Impax and certain named Impax executive officers relating to the Combination (the “Compensation Proposal”).	☐	☐	☐

		3. To approve and adopt the Atlas Holdings, Inc. 2018 Incentive Award Plan (the “2018 Plan Proposal”).	☐	☐	☐

4.     To approve any proposal to adjourn the Special Meeting, or any postponement thereof, to another time or place if necessary or appropriate (i) due to the absence of a quorum at the Special Meeting, (ii) to prevent a violation of applicable law, (iii) to provide to Impax stockholders any supplement or amendment to the combined proxy statement/prospectus and/or (iv) to solicit additional proxies if Impax reasonably determines that it is advisable or necessary to do so in order to obtain Impax stockholder approval of the Combination Proposal (the “Adjournment Proposal”).

			☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

The proxies are authorized to vote in their discretion such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Combination Proposal, FOR the Compensation Proposal, FOR the 2018 Plan Proposal and FOR the Adjournment Proposal.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

SPECIAL MEETING OF STOCKHOLDERS OF

IMPAX LABORATORIES, INC.

[●], 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.	COMPANY NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Special Meeting.	CONTROL NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, the combined proxy statement/prospectus and proxy card are available at http://www.[●]

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

∎ 00030303300000000000 9

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMBINATION PROPOSAL, “FOR” THE COMPENSATION PROPOSAL,
“FOR” THE 2018 PLAN PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN

1.     To adopt the Business Combination Agreement, dated October 17, 2017, by and among Amneal Pharmaceuticals LLC, Atlas Holdings, Inc., K2 Merger Sub Corporation and Impax Laboratories, Inc. (“Impax”) and approve the transactions contemplated thereby (the “Combination”) (the “Combination Proposal”).

			☐	☐	☐

		2. To approve, by non-binding advisory vote, the compensatory arrangements between Impax and certain named Impax executive officers relating to the Combination (the “Compensation Proposal”).	☐	☐	☐

		3. To approve and adopt the Atlas Holdings, Inc. 2018 Incentive Award Plan (the “2018 Plan Proposal”).	☐	☐	☐

4.     To approve any proposal to adjourn the Special Meeting, or any postponement thereof, to another time or place if necessary or appropriate (i) due to the absence of a quorum at the Special Meeting, (ii) to prevent a violation of applicable law, (iii) to provide to Impax stockholders any supplement or amendment to the combined proxy statement/prospectus and/or (iv) to solicit additional proxies if Impax reasonably determines that it is advisable or necessary to do so in order to obtain Impax stockholder approval of the Combination Proposal (the “Adjournment Proposal”).

			☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

The proxies are authorized to vote in their discretion such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the Combination Proposal, FOR the Compensation Proposal, FOR the 2018 Plan Proposal and FOR the Adjournment Proposal.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

∎	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	∎

1	∎

IMPAX LABORATORIES, INC.
Proxy for Special Meeting of Stockholders on [●], 2018 Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) [●] and [●], and each of them, as attorneys and proxies of the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to appear at the Special Meeting of Stockholders of Impax Laboratories, Inc., to be held on [●], 2018, and at any adjournment or postponement thereof, and to vote all of the shares of common stock of Impax Laboratories, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING COMBINED PROXY STATEMENT/PROSPECTUS.

(Continued and to be signed on the reverse side.)

COMMENTS:

∎	1.1	14475	∎